IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated December 18, 2009
to the
Ivy Funds Variable Insurance Portfolios Prospectus dated April 30, 2009 and as supplemented May 26, 2009 and November 30, 2009

The following information regards Ivy Funds VIP Mortgage Securities and Ivy Funds VIP Bond:

Proposed Merger: At a meeting held on November 11, 2009, the Board of Trustees of Ivy Funds Variable Insurance Portfolios unanimously approved and recommended that shareholders of Ivy Funds VIP Mortgage Securities approve the merger of Ivy Funds VIP Mortgage Securities into Ivy Funds VIP Bond. Ivy Funds VIP Mortgage Securities shareholders of record on December 1, 2009 will be asked to vote on the proposed merger at a special meeting called for this purpose, tentatively scheduled for March 1, 2010.

In addition, the Board of Trustees unanimously approved the closing of Ivy Funds VIP Mortgage Securities to investment by the Participating Insurance Companies on behalf of their Policyowners, effective March 25, 2010.